SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF THE REPORT (Date of Earliest Event Reported): February 13, 2002

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      PENNSYLVANIA                         0-17007               23-2486815
      ------------                         -------               ----------
(STATE OR OTHER JURISDICTION           (COMMISSION FILE       (I.R.S. EMPLOYER
  OF INCORPORATION)                        NUMBER)           IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422
                                                          --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


                                Page 1 of 3 Pages

Item 5: Other Events

     One of the Registrants two banking subsidiaries, First Republic Bank, a Center City-based commercial bank, changed its name, reordering its current moniker and taking the name of its parent, Republic First Bancorp, to become Republic First Bank. The registrant expects the new name will help differentiate the Bank from other regional and national banks having names beginning with "First."

     While the bank's name has changed, there has been no other change in bank ownership, personnel, branch hours or account numbers. The name of the Registrant, Republic First Bancorp has not changed.

     Republic First Bank, subsidiary of a two-bank holding company, Republic First Bancorp, Inc., specializes in commercial banking. The Bank provides diversified financial products and services through its twelve offices located throughout Philadelphia, Ardmore, East Norriton, Abington, and a sister bank, First Bank of Delaware, in Wilmington. The Bank is a full-service, state-chartered bank and member of the Federal Reserve System, with deposits insured by the Federal Deposit Insurance Corporation [FDIC].


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            REPUBLIC FIRST BANCORP, INC.
                                            ----------------------------
                                                (Registrant)



Dated:  February 14, 2002                   By: /s/  PAUL FRENKIEL
        -----------------                            -------------
                                                     Paul Frenkiel
                                                     Chief Financial Officer


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